The Hirtle Callaghan Trust
Supplement to Statement of Additional Information of November 1, 2007
The date of this Supplement is July 02, 2008
THIS SUPPLEMENT SUPERSEDES ALL PREVIOUS SUPPLEMENTS.
The Hirtle Callaghan Trust: The following supplements the section in the Statement of Additional Information (“SAI”) entitled “Investment Advisory Arrangements,” found on page 6 of the SAI (all other information remains unchanged):
During the third quarter of 2008 it is expected that Hirtle Callaghan & Co., Inc., which has served as the Trust’s investment adviser since the Trust’s inception, will: (i) change its name to Hirtle Callaghan & Co. Holdings, Inc.; (ii) organize a limited liability company (“LLC”) under the laws of the Commonwealth of Pennsylvania and serve as that LLC’s sole member; and (iii) transfer substantially all of its assets and liabilities to the LLC. The LLC will then continue the business of providing investment advisory services to the Trust and all other clients of the firm under the name “Hirtle Callaghan & Co., LLC” These transactions are being undertaken to provide the Hirtle Callaghan organization with a more flexible organizational scheme and will not result in any substantive change in the nature or quality of the services provided to clients or the Trust, or the personnel who deliver these services. Transition of those advisory agreements pursuant to which these services are provided to the new subsidiary company will occur following the effective date of its registration as an investment adviser and in accordance with the approval of the Trust’s Board of Trustees and, in the case of private agreements, as deemed appropriate by Hirtle Callaghan. This transition is expected to be completed during August, 2008.
The Small Capitalization Equity Portfolio and The International Equity Portfolio: The following replaces the section entitled ‘Investment Advisory Fees: Specialist Managers’ found on pages 9 through 15 of the Statement of Additional Information (all other information remains unchanged):
INVESTMENT ADVISORY FEES: SPECIALIST MANAGERS. In addition to the fees paid by the Trust to Hirtle Callaghan, each of the Portfolios pays a fee to its Specialist Manager(s). For each Portfolio, the Specialist Managers receive a fee based on a specified percentage of that portion of the Portfolio’s assets allocated to that Specialist Manager. The rate at which these fees are calculated is set forth in the Trust’s Prospectus.
The Small Capitalization Equity Portfolio and The International Equity Portfolio: The following replaces the advisory fee rates supplied for the fiscal year ended June 30, 2007 found on page 16 of the Statement of Additional Information:

Specialist Manager	Portfolio	Advisory Fee
Rate(1)

Sterling Johnston Capital Management, Inc.	The Small Capitalization Equity Portfolio	0.74% of average net assets

Capital Guardian Trust Company	The International Equity Portfolio	0.17% of average net assets

Artisan Partners Limited Partnership	The International Equity Portfolio	0.12% of average net assets
The Value Equity Portfolio, The Growth Equity Portfolio, The Small Capitalization Equity Portfolio and The International Equity Portfolio: The following supplements the table under the “Further Information About the Trust’s Investment Policies” section of the Statement of Additional Information found on page 19.
With respect to The Value Equity Portfolio, The Growth Equity Portfolio, The Small Capitalization Equity Portfolio and The International Equity Portfolio (each a “Portfolio”), each Portfolio may engage in securities lending.

The Small Capitalization Equity Portfolio: The following replaces the corresponding item with respect to Geewax, Terker & Co. on page 50 of the Statement of Additional Information under the section entitled “Additional Information About Portfolio Managers.”
COMPENSATION: The senior personnel, including Mr. Puthenangadi as the Director of Quantitative Research, are compensated at a competitive fixed rate, including bonuses. In addition this senior personnel group includes the Head of Accounting/Reconciliation and the Head of Administration/Compliance Reporting & Monitoring. The partners (current and retired) receive a residual draw only based on Geewax’s profitability. All employees also participate in a bonus system structured around responsibility and firm revenues.
The Growth Equity Portfolio: The following replaces the corresponding item with respect to Sustainable Growth Advisers on page 58 of the Statement of Additional Information under the section entitled “Additional Information About Portfolio Managers.”

	OTHER REGISTERED
	INVESTMENT COMPANIES
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS
George P. Fraise	4	$2,793.2million
Gordon M. Marchand	4	$2,793.2million
Robert L. Rohn	4	$2,793.2million
The Small Capitalization Equity Portfolio: Effective November 30, 2007, the performance fee amendments for Franklin Portfolio Associates LLC and IronBridge Capital Management LLC, as discussed on pages 13 and 14 of the Statement of Additional Information respectively, were implemented for The Small Capitalization Equity Portfolio. All other information in the Statement of Additional Information remains unchanged.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
Supplement to Statement of Additional Information
dated November 1, 2007 for The Hirtle Callaghan Trust